ALTERNATIVES   BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Bond Fund, Inc.

Prospectus
October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

KEY FACTS
BlackRock Bond Fund at a Glance	3
Risk/Return Bar Chart	6
Fees and Expenses	10

DETAILS ABOUT THE FUNDS
How Each Fund Invests	15
Investment Risks	18
Statement of Additional Information	27

YOUR ACCOUNT
Pricing of Shares	28
How to Buy, Sell, Transfer and Exchange Shares	40
How Shares Are Priced	46
Participation in Fee-Based Programs	48
Dividends and Taxes	49
Electronic Delivery	50
Delivery of Shareholder Documents	50

MANAGEMENT OF THE FUNDS
BlackRock Advisors, LLC	51
Master/Feeder Structure	54
Financial Highlights	56

FOR MORE INFORMATION
Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

Key Facts

BlackRock Bond Fund at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Fixed-Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Bonds — debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, mortgage-backed securities, other floating rate or variable rate obligations and zero coupon debt securities.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s, S&P and Fitch, or unrated securities that Fund management believes are of comparable quality.

What are the Funds’ investment objectives?

BlackRock Bond Fund, Inc. (the “Corporation”) consists of two separate portfolios — the BlackRock High Income Fund (the “High Income Fund”) and the BlackRock Bond Fund (the “Bond Fund”). Each Fund is, in effect, a separate fund that issues its own shares. The primary objective of each Fund is to provide shareholders with as high a level of current income as is consistent with the investment policies of such Fund. As a secondary objective, each Fund seeks capital appreciation when consistent with its primary objective.

This means the main objective of each Fund is current income — that is, it looks for securities that pay interest or dividends. Each Fund also seeks growth of capital by looking for investments that will increase in value. However, each Fund’s investments emphasize current income more than growth of capital.

A third portfolio — Intermediate Term Portfolio — is no longer being offered and will transfer its assets and liabilities to the Bond Fund in exchange for shares of the Bond Fund in a reorganization that is expected to be completed in the fourth calendar quarter of 2006. Upon completion of the reorganization, Intermediate Term Portfolio shareholders will receive shares of Bond Fund of the same or similar class with an aggregate net asset value at the closing of the reorganization equal to the net asset value of the shares of Intermediate Term Portfolio held immediately prior to the reorganization.

What are the Funds’ main investment strategies?

Each Fund typically invests more than 90% of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Both U.S. and foreign companies and governments may issue these securities. The investment strategies of the Funds differ primarily in the quality of the fixed-income securities in which they invest.

Under normal circumstances, the High Income Fund invests at least 80% of its assets in bonds that are rated in the lower rating categories by at least one of the recognized rating agencies including Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or in unrated securities that Fund management believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P or Fitch are commonly known as “junk bonds”. Junk bonds are high-risk investments that may

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IMPORTANT DEFINITIONS
Investment Grade — any of the four highest debt obligation ratings used by recognized rating agencies, including Moody’s, S&P and Fitch.

Credit Risk — the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.

cause income and principal losses for the High Income Fund. The High Income Fund may invest in fixed-income securities of any duration or maturity.

Under normal circumstances, the Bond Fund invests at least 80% of its assets in bonds and invests primarily in investment grade fixed-income securities. The Bond Fund may invest in fixed-income securities of any duration or maturity.

Each Fund will invest most of its assets in securities issued by U.S. issuers, but may also invest a portion of its assets in securities issued by foreign issuers. Each Fund may also invest in derivative securities for hedging purposes or to increase the return on its investments.

Bond Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio, Master Bond Portfolio (the “Master Portfolio”) of Master Bond Trust (the “Trust”), a mutual fund that has the same investment objectives and strategies as the Bond Fund. All investments will be made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. Bond Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Prospectus uses the term “Bond Fund” and “Fund” to include the Master Portfolio.

What are the main risks of investing in the Funds?

Neither Fund can guarantee that it will achieve its investment objectives.

As with any fund, the value of each Fund’s investments — and, therefore, the value of the Fund’s shares — may fluctuate. These changes may occur because a particular market in which a Fund invests is rising or falling, or in response to interest rate changes. Generally, when interest rates go up, the value of certain debt instruments goes down. In addition, there are specific factors that may affect the value of a particular security. Also, Fund management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of a Fund’s investments goes down, you may lose money.

Each Fund is subject to credit risk. Each Fund may invest its assets in foreign securities, which may involve additional risks beyond those of U.S. securities, such as changes in foreign currency exchange rates, liquidity risk, and political, social and economic instability. In addition, because each Fund may invest a substantial portion of its assets in derivative instruments, each Fund is exposed to the risks associated with such investments. Derivatives may be volatile and involve significant risks, including credit risk, counterparty risk (the risk that the counterparty in a transaction will be unable to honor its obligations), leverage risk (the risk that relatively small market movements may result in large changes in the value of an investment) and liquidity risk (the risk that certain securities may be difficult or impossible to sell at the time or price that the seller would like).

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IMPORTANT DEFINITIONS
Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, a Fund may be required to invest the proceeds in securities with lower yields.

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

The Bond Fund may invest in mortgage-backed and asset-backed securities, which may be subject to prepayment risk (when interest rates fall) or extension risk (when interest rates rise).

The High Income Fund is generally subject to greater risk than the Bond Fund because it invests primarily in junk bonds. Investing in junk bonds is generally riskier than investing in higher quality bonds — price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in a Fund. An investment in any Fund may not be appropriate for all investors and is not intended to be a complete investment program. A Fund may be an appropriate investment for you if you:

•	Are looking for an investment that provides current income
•	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in fixed-income securities
•	Are willing to accept the risk of loss of income and principal caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general
•	Are willing, in the case of the High Income Fund, to accept greater credit risk

5

Risk/Return Bar Chart for the High Income Fund

The bar chart and table shown below provide an indication of the risks of investing in the High Income Fund. The bar chart shows changes in the High Income Fund’s performance for Investor A shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the High Income Fund’s shares with those of the Credit Suisse First Boston (CSFB) High Yield Index and the Merrill Lynch High Yield Master Index, each a broad measure of market performance. How the High Income Fund performed in the past (before and after taxes) is not necessarily an indication of how the High Income Fund will perform in the future.

The High Income Fund now uses Investor A shares in this bar chart because Investor A shares are the most widely available share class.

During the period shown in the bar chart, the highest return for a quarter was 11.02% (quarter ended June 30, 2003) and the lowest return for a quarter was -9.67% (quarter ended September 30, 1998). The year-to-date return as of June 30, 2006 was 4.42%.

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After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their High Income Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years

High Income Fund — Investor A(1)
Return Before Taxes*	-2.92%	6.81%	4.76%
Return After Taxes on Distributions*	-5.56%	3.46%	1.05%
Return After Taxes on Distributions and Sale of Fund Shares*	-1.94%	3.70%	1.69%

High Income Fund — Investor B(2)
Return Before Taxes*	-3.14%	6.84%	4.65%

High Income Fund — Investor C(3)	-0.38%	6.88%	4.40%
Return Before Taxes*

High Income Fund — Investor C1(4)	-0.40%	7.04%	4.59%
Return Before Taxes*

High Income Fund — Institutional(5)	1.56%	7.95%	5.45%
Return Before Taxes*

CSFB High Yield Index**	2.26%	9.83%	7.13%

Merrill Lynch High Yield Master Index**	2.83%	8.76%	6.80%

*	Includes all applicable fees and sales charges.
**	The CSFB High Yield Index and the Merrill Lynch High Yield Master Index, each a widely recognized unmanaged market-weighted index, mirror the high-yield debt market of securities rated BBB or lower. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
(1)	Prior to the date of this Prospectus, Investor A shares were designated Class A shares.
(2)	As of the date of this Prospectus, Investor B shares will not generally be available for purchase but will continue to be available for exchanges, for dividend and capital gain reinvestment for existing shareholders and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.” Prior to the date of this Prospectus, Investor B shares were designated Class B shares.
(3)	Investor C shares will commence operations on the date of this Prospectus. The returns for Investor C shares are based upon performance of the Fund’s Institutional shares. The returns for Investor C shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to the Investor C shares.
(4)	Prior to the date of this Prospectus, Investor C1 shares were designated Class C shares. Investor C1 shares will not generally be available for purchase or exchange but will continue to be available for dividend and capital gain reinvestment for existing shareholders and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(5)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower. Prior to the date of this Prospectus, Institutional shares were designated Class I shares.

7

Risk/Return Bar Chart for the Bond Fund

The bar chart and table shown below provide an indication of the risks of investing in the Bond Fund. The bar chart shows changes in the Bond Fund’s performance for Investor A shares for each of the past ten calendar years. Performance prior to October 1, 2003 is for the Bond Fund before it converted to a master/feeder structure. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Bond Fund’s shares with those of the Lehman Brothers Aggregate Bond Index and the Merrill Lynch (ML) Corporate Master Index, each a broad measure of market performance. How the Bond Fund performed in the past (before and after taxes) is not necessarily an indication of how the Bond Fund will perform in the future.

The Bond Fund now uses Investor A shares in this bar chart because Investor A shares are the most widely available share class.

During the period shown in the bar chart, the highest return for a quarter was 4.21% (quarter ended September 30, 2001) and the lowest return for a quarter was -2.81% (quarter ended March 31, 1996). The year-to-date return as of June 30, 2006 was -0.92%.

After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Bond Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

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Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years

Bond Fund — Investor A(1)
Return Before Taxes*	-2.32%	4.44%	4.59%
Return After Taxes on Distributions*	-3.58%	2.92%	2.55%
Return After Taxes on Distributions and Sale of Fund Shares*	-1.51%	2.87%	2.61%

Bond Fund — Investor A1(2)
Return Before Taxes*	0.79%	5.22%	5.06%

Bond Fund — Investor B(3)
Return Before Taxes*	-2.78%	4.40%	4.47%

Bond Fund — Investor B1(4)
Return Before Taxes*	0.43%	5.01%	4.75%

Bond Fund — Investor C(5) Return Before Taxes*	-0.08%	4.49%	4.23%

Bond Fund — Investor C1(6)	0.19%	4.70%	4.42%
Return Before Taxes*

Bond Fund — Investor C2(7) Return Before Taxes*	0.43%	5.01%	4.75%

Bond Fund — Institutional(8)	1.91%	5.54%	5.27%
Return Before Taxes*

Bond Fund — Class R(9)	1.41%	5.12%	4.80%
Return Before Taxes*

Lehman Brothers Aggregate Bond Index†	2.43%	5.87%	6.16%

ML Corporate Master Index††	1.97%	7.26%	6.55%

*	Includes all applicable fees and sales charges.
(1)	Prior to the date of this Prospectus, Investor A shares were designated Class A shares.
(2)	The Bond Fund has agreed to acquire the assets and liabilities of the Intermediate Term Portfolio of the Corporation (the “Intermediate Term Reorganization”). As part of the Intermediate Term Reorganization, Intermediate Term Class A shareholders will be issued Bond Fund Investor A1 shares. Investor A1 shares will not otherwise generally be available for purchase except for dividend and capital gain reinvestment for existing shareholders and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.” The returns for Investor A1 shares are based upon the performance of the Fund’s Institutional shares. The returns for Investor A1 shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Investor A1 shares.
(3)	As of the date of this Prospectus, Investor B shares will not generally be available for purchase but will continue to be available for exchanges, for dividend and capital gain reinvestment for existing shareholders and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.” Prior to the date of this Prospectus, Investor B shares were designated Class B shares.
(4)	As part of the Intermediate Term Reorganization, Intermediate Term Class B shareholders will be issued Bond Fund Investor B1 shares. Investor B1 shares will not otherwise generally be available for purchase except for dividend and capital gain reinvestment for existing shareholders and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.” The returns for Investor B1 shares are based upon the performance of the Fund’s Institutional shares. The returns for Investor B1 shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Investor B1 shares.
(5)	Investor C shares will commence operations on the date of this Prospectus. The returns for Investor C shares are based upon performance of the Fund’s Institutional shares. The returns for Investor C shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to the Investor C shares.
(6)	As of the date of this Prospectus, Investor C1 shares will not generally be available for purchase or exchange but will continue to be available for dividend and capital gain reinvestment for existing shareholders and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.” Prior to the date of this Prospectus, Investor C1 shares were designated Class C shares.
(7)	As part of the Intermediate Term Reorganization, Intermediate Term Class C shareholders will be issued Bond Fund Investor C2 shares. Investor C2 shares will not generally be available for purchase or exchange but will continue to be available for dividend and capital gain reinvestment for existing shareholders and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.” The returns for Investor C2 shares are based upon the performance of the Fund’s Institutional shares. The returns for Investor C2 shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Investor C2 shares.
(8)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower. Prior to the date of this Prospectus, Institutional shares were designated Class I shares.
(9)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Class R shares.
†	The Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and Government agency issues with at least one year to maturity. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
††	The ML Corporate Master Index, a widely recognized unmanaged index, is comprised of all investment-grade corporate bonds rated BBB or higher, of all maturities. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

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Fees and Expenses for the High Income Fund

UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that each Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Investment Adviser for managing a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

High Income Fund offers five different classes of shares and Bond Fund offers nine different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

These tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Fund. Future expenses may be greater or less than those indicated below.

	High Income Fund
Shareholder Fees: (fees paid directly from your investment)(a):	Investor A		Investor B(b)		Investor C		Investor C1(c)		Institutional

Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)	4.00%	(d)	None		None		None		None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)	None	(e)	4.00%	(d)	1.00%	(d)	1.00%	(d)	None

Maximum Sales Charge (Load) imposed
on Dividend Reinvestments	None		None		None		None		None

Redemption Fee(f)	2.00%		2.00%		2.00%		2.00%		2.00%

Exchange Fee	None		None		None		None		None

Annual Fund Operating Expenses: (expenses
that are deducted from Fund assets):

Management Fee	0.42%		0.42%		0.42%		0.42%		0.42%

Distribution and/or Service (12b-1) Fees(g)	0.25%		0.75%		1.00%		0.80%		None

Other Expenses (including transfer agency
fees)(h)	0.18%		0.20%		0.18%		0.21%		0.18%

Total Annual Fund Operating Expenses	0.85%		1.37%		1.60%		1.43%		0.60%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Investor B shares automatically convert to Investor A shares approximately ten years after you buy them and will no longer be subject to distribution fees. As of the date of this Prospectus, Investor B shares generally are not available for purchase but are available for exchange and for dividend and capital gain reinvestment and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(c)	As of the date of this Prospectus, Investor C1 shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment and to certain employee benefit plans.
(d)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(e)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months.
(f)	A redemption fee may be charged on redemptions (by sale or exchange) of Fund shares made within 30 days of purchase or exchange. See “Your Account — Pricing of Shares — Redemption Fee.”
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Investor B, Investor C or Investor C1 shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(h)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

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Examples:

These examples are intended to help you compare the cost of investing in the High Income Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the High Income Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the High Income Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$483	$660	$852	$1,407

Investor B	$539	$734	$950	$1,646

Investor C	$263	$505	$871	$1,900

Investor C1	$246	$452	$782	$1,713

Institutional	$61	$192	$335	$750

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$483	$660	$852	$1,407

Investor B	$139	$434	$750	$1,646

Investor C	$163	$505	$871	$1,900

Investor C1	$146	$452	$782	$1,713

Institutional	$61	$192	$335	$750

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Fees and Expenses for the Bond Fund

	Bond Fund
Shareholder Fees (fees paid directly from your investment):(a)	Investor A		Investor A1(b)		Investor B(c)		Investor B1(d)

Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)	4.00%	(f)	1.00%	(f)	None		None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)	None	(g)	None	(g)	4.00%	(f)	1.00%	(f)

Maximum Sales Charge (Load) imposed on
Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses: (expenses
that are deducted from Fund assets)(h):

Management Fee(i)	0.44%		0.44%		0.44%		0.44%

Distribution and/or Service (12b-1) Fees(j)	0.25%		0.10%		0.75%		0.50%

Other Expenses (including transfer agency
fees)(k)	0.23%		0.23%		0.25%		0.23%

Total Annual Fund Operating Expenses	0.92%		0.77%		1.44%		1.17%

Fee Waiver(i)	(0.07)%		(0.07)%		(0.07)%		(0.07)%

Net Total Annual Fund Operating Expenses	0.85%		0.70%		1.37%		1.10%

	Bond Fund
Shareholder Fees (fees paid directly from your investment):(a)	Investor C	Investor C1(e)	Investor C2(e)	Institutional	Class R

Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)	1.00% (f)	1.00% (f)	1.00% (f)	None	None

Maximum Sales Charge (Load) imposed on
Dividend Reinvestments	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses: (expenses
that are deducted from Fund assets)(h):

Management Fee(i)	0.44%	0.44%	0.44%	0.44%	0.44%

Distribution and/or Service (12b-1) Fees(j)	1.00%	0.80%	0.50%	None	0.50%

Other Expenses (including transfer agency fees)(k)	0.23%	0.25%	0.23%	0.23%	0.23%

Total Annual Fund Operating Expenses	1.67%	1.49%	1.17%	0.67%	1.17%

Fee Waiver(i)	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%

Net Total Annual Fund Operating Expenses	1.60%	1.42%	1.10%	0.60%	1.10%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	As part of the Intermediate Term Reorganization, Intermediate Term Class A shareholders will be issued Bond Fund Investor A1 shares. Investor A1 shares will not otherwise generally be available for purchase except for dividend and capital gain reinvestment and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(c)	Investor B shares automatically convert to Investor A shares approximately ten years after you bought them and will no longer be subject to distribution fees. As of the date of this Prospectus, Investor B shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”

(footnotes continued on following page)

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(footnotes continued from previous page)

(d)	As part of the Intermediate Term Reorganization, Intermediate Term Class B shareholders will be issued Bond Fund Investor B1 shares. Investor B1 shares will not otherwise be available for purchase. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.” Investor B1 shares automatically convert to Investor A1 shares approximately ten years after you bought them (as Intermediate Term Class B shares) and will no longer be subject to distribution fees.
(e)	As of the date of this Prospectus, Investor C1 shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment and to certain employee benefit plans. Prior to the date of this Prospectus, Investor C1 shares were designated Class C shares. As part of the Intermediate Term Reorganization, Intermediate Term Class C shareholders will be issued Bond Fund Investor C2 shares. Investor C2 shares generally will not be available for purchase but will continue to be available for dividend and capital gain reinvestment and to certain employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(f)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(g)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months.
(h)	The fees and expenses include the expenses of both the Bond Fund and the Bond Fund’s share of the expenses of the Master Portfolio.
(i)	The Investment Adviser receives a fee from the Master Portfolio at the annual rate of 0.07% of the Master Portfolio’s average daily net assets, a portion of which is paid indirectly by the Bond Fund, and receives a fee from the Bond Fund at the annual rate of 0.37% of the Bond Fund’s average daily net assets for an overall advisory fee rate paid by the Bond Fund of 0.44%. However, the Investment Adviser has contractually agreed to waive the Bond Fund’s advisory fee in the amount of the Bond Fund’s share of the advisory fee paid by the Master Portfolio for as long as the Bond Fund invests in the Master Portfolio. After giving effect to this waiver, the Investment Adviser receives a fee from the Bond Fund (including the fee paid indirectly through the Master Portfolio) at the annual rate of 0.37% of the Bond Fund’s average daily net assets.
(j)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Investor B, Investor B1, Investor C, Investor C1, Investor C2 or Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(k)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

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Examples:

These examples are intended to help you compare the cost of investing in the Bond Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Bond Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Bond Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:*

	1 Year	3 Years	5 Years	10 Years

Investor A	$483	$660	$852	$1,407

Investor A1	$171	$322	$486	$962

Investor B	$539	$734	$950	$1,646

Investor B1	$212	$375	$606	$1,340

Investor C	$263	$505	$871	$1,900

Investor C1	$245	$449	$776	$1,702

Investor C2	$212	$350	$606	$1,340

Institutional	$61	$192	$335	$750

Class R	$112	$350	$606	$1,340

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:*

	1 Year	3 Years	5 Years	10 Years

Investor A	$483	$660	$852	$1,407

Investor A1	$171	$322	$486	$962

Investor B	$139	$434	$750	$1,646

Investor B1	$112	$350	$606	$1,340

Investor C	$163	$505	$871	$1,900

Investor C1	$145	$449	$776	$1,702

Investor C2	$112	$350	$606	$1,340

Institutional	$61	$192	$335	$750

Class R	$112	$350	$606	$1,340

*	The expenses in the above examples reflect the contractual fee waiver agreement described in footnote (i) to the fee table above for years one through ten.

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Details About the Funds

How Each Fund Invests

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER
The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Financial Management, Inc. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

ABOUT THE PORTFOLIO MANAGER OF THE HIGH INCOME FUND
Jeffrey Gary and Scott Amero are the High Income Fund’s portfolio managers.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE BOND FUND
The Bond Fund is managed by a team of investment professionals that consists of Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips.

The main objective of each Fund is current income. Each Fund also seeks growth of capital when consistent with its primary goal of current income.

Outlined below are the main strategies each Fund uses in seeking to achieve its investment objectives:

Each Fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations.

Each Fund typically invests more than 90% of its assets in fixed-income securities.

Each Fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Aggregate Bond Index or the CSFB High Yield Index. Each Fund may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

Other Strategies. In addition to the main strategies discussed above, the Funds may use certain other investment strategies.

Under unusual market or economic conditions, each Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of your Fund’s shares or for a Fund to achieve its investment objectives.

Each Fund may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities.

Each Fund may also invest in repurchase agreements, when-issued and delayed-delivery securities, and forward commitments, and may enter into standby commitment agreements. Each Fund may also invest up to 15% of its net assets in illiquid securities.

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IMPORTANT DEFINITIONS
Short Sale — a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of that security.

Each Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Funds may also make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

High Income Fund

IMPORTANT DEFINITIONS

Distressed Securities — securities that are subject to bankruptcy proceedings or are in default or at imminent risk of being in default.

Outlined below are the main strategies High Income Fund uses in seeking to achieve its investment objectives.

Under normal circumstances, the High Income Fund invests at least 80% of its assets in bonds that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody’s or BBB or lower by S&P or Fitch), or in unrated securities that Fund management believes are of comparable quality. This policy is a non-fundamental policy of the High Income Fund and may not be changed without 60 days prior notice to shareholders.

Securities rated below Baa or BBB are commonly known as “junk bonds.” The High Income Fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The High Income Fund may invest in junk bonds of any duration or maturity. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities. The High Income Fund may suffer a significant loss of expected future income or a significant loss of principal if an issuer of its holdings defaults.

The High Income Fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the High Income Fund’s investments in foreign issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the High Income Fund may also invest in issuers in emerging markets.

Other Strategies. In addition to the main strategies discussed above, High Income Fund may use certain other investment strategies.

The High Income Fund may invest in higher rated fixed-income securities if the risk of loss of income and principal to the Fund may be substantially reduced with only a small decrease in yield. The High Income Fund may also invest up to 15% of its net assets in secondary market purchases of corporate loans. While the High Income Fund does not intend to invest in common stock or other equity securities, other than preferred stocks and convertible securities, it may acquire and hold such securities in unit offerings with fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of

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fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

Bond Fund

Outlined below are the main strategies the Bond Fund uses in seeking to achieve its investment objectives.

The Bond Fund invests primarily in investment grade fixed-income securities. The fixed-income securities in which the Bond Fund invests include:

•	U.S. Government debt securities
•	Corporate debt securities issued by U.S. and foreign companies
•	Asset-backed securities
•	Mortgage-backed securities
•	Preferred securities issued by U.S. and foreign companies
•	Corporate debt securities and preferred securities convertible into common stock
•	Foreign sovereign debt instruments
•	Money market securities

Under normal circumstances, the Bond Fund invests at least 80% of its assets in bonds. This policy is a non-fundamental policy of the Bond Fund and may not be changed without 60 days prior notice to shareholders. The Bond Fund invests primarily in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating agencies (including Baa or better by Moody’s or BBB or better by S&P or Fitch). Securities rated in any of the four highest rating categories are known as “investment grade” securities.

The Bond Fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the Bond Fund’s investments in foreign securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the Bond Fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. Investing in emerging markets is not a main strategy of the Bond Fund.

The Bond Fund may invest in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities.

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The Bond Fund may invest in fixed-income securities of any duration or maturity.

Fixed-income securities frequently have redemption features that permit an issuer to repurchase the security from the Bond Fund at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed-income securities that allow for redemption. When an issuer redeems fixed-income securities, the Fund may receive less than the market value of the securities prior to redemption. In addition, the Bond Fund may have to invest the proceeds in new fixed-income securities with lower yields and therefore lose expected future income.

Other Strategies. In addition to the main strategies discussed above, the Bond Fund may use certain other investment strategies.

The Bond Fund may invest up to 10% of its net assets in fixed-income securities that are rated below investment grade by at least one of the recognized rating agencies, including Moody’s, S&P or Fitch or in unrated securities of equivalent credit quality.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that either Fund will meet its objectives or that either Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — Each Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Derivatives — Each Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

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Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Neither Fund is required to use hedging and each may choose not to do so.

Because each Fund may use derivatives to seek to enhance returns, its investments will expose a Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Mortgage-Backed Securities (Main Risk for Bond Fund) — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of a Fund’s portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Asset-Backed Securities (Main Risk for Bond Fund) — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Junk Bonds (Main Risk for High Income Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high-risk investments that may cause income and principal losses in a Fund. The major risks in junk bond investments include:

•	Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
•	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
•	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than in the case with securities trading in a more liquid market.

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•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Borrowing and Leverage Risk — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce the

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Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Distressed Securities — The High Income Fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, the High Income Fund will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The High Income Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Corporate Loans — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the High Income Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund becomes a member of the syndicate.

The corporate loans in which the High Income Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

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Illiquid Investments — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Sovereign Debt — Each Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Short Sales — Because making short sales in securities that it does not own exposes a Fund to risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

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Indexed and Inverse Floating Rate Securities — Each Fund may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Fund may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject a Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

When Issued and Delayed Delivery Securities and Forward Commitments — Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery.

There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Standby Commitment Agreements — Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements — Each Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

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Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of each Fund’s portfolio holdings, please see the Statement of Additional Information. The Fund makes the top ten holdings of each Fund available on a monthly basis at www.blackrock.com generally within 12 business days after the end of the month to which the information applies.

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Your Account

Pricing of Shares

High Income Fund offers five share classes, and Bond Fund offers nine share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares of either Fund, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares of a Fund, you generally pay a sales charge at the time of purchase and an ongoing account maintenance fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries that make Fund shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Fund’s transfer agent. The Investment Adviser, the Distributors or their affiliates may pay all or a portion of those fees out of their own resources. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Distributors or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Funds; recreational activities; gifts; and/or other non-cash items. See the Statement of Additional Information for more information.

If you select Investor C shares of either Fund, or Class R shares of the Bond Fund, you will invest the full amount of your purchase price, but you will be subject to an account maintenance fee of 0.25% per year. In addition, Investor C shares are subject to a distribution fee of 0.75% per year and Class R shares are subject to a distribution fee of 0.25% per year. Because these fees are paid out of each Fund’s assets on an ongoing

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basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C shares.

Investor B1, Investor C1 and Investor C2 shares, which are offered on a very limited basis as described below, are also subject to ongoing account maintenance and distribution fees and may be subject to a deferred sales charge.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. created a new BlackRock, Inc., a new independent asset management company. See “Management of the Fund.” In connection with this transaction, Merrill Lynch Bond Fund, Inc. was renamed “BlackRock Bond Fund, Inc.,” High Income Portfolio was renamed “BlackRock High Income Fund” and Core Bond Portfolio was renamed “BlackRock Bond Fund”. In addition, the Bond Fund has agreed to acquire the assets and liabilities of the Intermediate Term Portfolio of the Corporation. These transactions are together referred to as the “Transactions.” In connection with the Transactions, existing shareholders of the High Income Fund and Bond Fund as of the date of this Prospectus hold shares as described in the following chart:

If you held shares of the following class of one of the Funds	High Income Fund	Bond Fund
Your share class became the following share class of the Fund:

Class A	High Income Investor A	Bond Fund Investor A

Class B	High Income Investor B	Bond Fund Investor B

Class C	High Income Investor C1	Bond Fund Investor C1

Class I	High Income Institutional	Bond Fund Institutional

Class R	N/A	Bond Class R

If you redeem (either by sale or exchange) shares of any class of High Income Fund within 30 days of purchase or exchange, you will generally be subject to a redemption fee unless certain conditions are met.

During the fourth quarter of 2006, it is expected that the Intermediate Term Portfolio will transfer its assets and liabilities in exchange for shares of Bond Fund as follows:

Intermediate Term Portfolio Class	Bond Fund Class

Class A	Investor A1

Class B	Investor B1

Class C	Investor C2

Class I	Institutional

Class R	Class R

Each Fund’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Investment Adviser.

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The table below summarizes key features of each of the High Income Fund’s share classes.

High Income Fund
	Investor A	Investor B	Investor C	Investor C1	Institutional

Availability	Generally available through selected securities dealers and other financial intermediaries.	Available only for exchanges and dividend and capital gain reinvestment and for purchase by certain qualified employee benefit plan holders of Class B shares of the Fund as of October 2, 2006	Generally available through selected securities dealers and other financial intermediaries.	Available only for dividend and capital gain reinvestment and for purchase by certain qualified employee benefit plan holders of Class C shares of the Fund as of October 2, 2006	Limited to certain eligible investors including:
•  Current Institutional
   shareholders that
   meet certain
   requirements
•  Certain Retirement
   Plans
•  Participants in
   certain programs
   sponsored by the
   Investment Adviser
   or its affiliates, or
   selected securities
   dealers or other
   financial
   intermediaries
•  Certain employees
   and affiliates of the
   Investment Adviser
or its affiliates.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	Yes. Payable if you redeem within one year of purchase.	No.

Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee; No Distribution Fee.	0.25% Annual Account Maintenance Fee; 0.50% Annual Distribution Fee	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.55% Annual Distribution Fee.	No

Redemption Fee?	Yes. Payable if you redeem within 30 days of purchase or exchange.	Yes. Payable if you redeem within 30 days of purchase or exchange.	Yes. Payable if you redeem within 30 days of purchase or exchange.	Yes. Payable if you redeem within 30 days of purchase or exchange.	Yes. Payable if you redeem within 30 days of purchase or exchange.

Conversion to Investor A shares?	N/A	Yes, automatically after approximately ten years.	No.	No.	No.

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The table below summarizes key features of each of the Bond Fund’s share classes.

Bond Fund
	Investor A	Investor A1	Investor B	Investor B1

Availability	Generally available through selected securities dealers and other financial intermediaries.	Available only for dividend and capital gain reinvestment and for certain qualified employee benefit plan holders of Class A shares of the Fund as of October 2, 2006	Available only for exchanges and for purchase by certain qualified employee benefit plan holders of Class B shares of the Fund as of October 2, 2006	Available only for dividend and capital gain reinvestment and for certain qualified employee benefit plan holders of Class B1 shares of the Fund as of October 2, 2006

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within three years of purchase

Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee; No Distribution Fee.	0.10% Annual Account Maintenance Fee; No Distribution Fee.	0.25% Annual Account Maintenance Fee; 0.50% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee; 0.25% Annual Distribution Fee.

Redemption Fee?	No.	No.	No.	No.

Conversion to Investor A/A1 shares?	N/A	N/A	Yes, to Investor A automatically after approximately ten years.	Yes, to Investor A1 automatically after approximately ten years.

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Bond Fund (continued)
	Investor C	Investor C1	Investor C2	Institutional	Class R

Availability	Generally available through selected securities dealers and other financial intermediaries.	Available only for dividend and capital gain reinvestment and for certain qualified employee benefit plan holders of Class C1 shares of the Fund as of October 2, 2006	Available only for dividend and capital gain reinvestment and for certain qualified employee benefit plan holders of Class C2 shares of the Fund as of October 2, 2006	Limited to certain eligible investors including:
•  Current
   Institutional
   shareholders that
   meet certain
   requirements
•  Certain Retirement
   Plans
•  Participants in
   certain programs
   sponsored by the
   Investment Adviser
   or its affiliates, or
   selected securities
   dealers or other
   financial
   intermediaries
•  Certain employees
   and affiliates of the
   Investment Adviser
				or its affiliates.	Available only to certain retirement plans.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	Yes. Payable if you redeem within one year of purchase.	Yes. Payable if you redeem within one year of purchase.	Yes. Payable if you redeem within one year of purchase.	No.	No.

Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.55% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.25% Annual Distribution Fee.	No	0.25% Annual Account Maintenance Fee. 0.25% Annual Distribution Fee.

Redemption Fee?	No.	No.	No.	No.	No.

Conversion to Investor A/A1 shares?	No.	No.	No.	No.	No.

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Institutional Shares

Institutional shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares.

Eligible Institutional investors include the following:

•	Investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums.
•	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Transfer Agent
•	Certain qualified retirement plans
•	Investors in selected fee based programs
•	Registered investment advisers with a minimum investment of $250,000
•	Trust department clients of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets
•	Unaffiliated banks, thrifts or trust companies that have agreements with a Distributor
•	Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund
•	Employees and directors/trustees of BlackRock, Merrill Lynch or their affiliates

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IMPORTANT DEFINITIONS
Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor class and Institutional shares taken together that you own in BlackRock Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional shares that you agree to buy within a 13-month period. Certain restrictions apply.

Investor A Shares — Initial Sales Charge Option

If you select Investor A shares of either Fund, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less
than $100,000	3.75%	3.90%	3.50%

$100,000 but less
than $250,000	3.50%	3.63%	3.25%

$250,000 but less
than $500,000	2.50%	2.56%	2.25%

$500,000 but less
than $750,000	2.00%	2.04%	1.75%

$750,000 but less
than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	**

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Investor A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within eighteen months after purchase, you may be charged a deferred sales charge of 0.75% for High Income Fund or 0.50% for Bond Fund of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

Investor A1 shares of the Bond Fund are available only for purchase by certain authorized qualified employee benefit plans and for reinvestment of dividends and capital gains. You may exchange your Investor A1 shares for Investor A shares of another BlackRock Fund, but if you exchange for a class with a higher front end sales charge, that higher charge may apply.

No initial sales charge applies to Investor A or Investor A1 shares that you buy through reinvestment of dividends or capital gains.

The table above shows the reduced sales charges for which you may qualify when you purchase Investor A shares of the Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in shares of the Fund or other mutual funds advised by the Investment Adviser or its affiliates (“BlackRock Funds”) owned by you, your spouse and/or your children under the age of twenty-one and by a single trustee of a single trust estate or a single fiduciary for the benefit of such persons. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current net asset value (including any sales charges paid) of all other shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

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In order to receive a reduced sales charge, at the time you purchase shares of the Fund or any other BlackRock Fund, you should inform your financial adviser or other financial intermediary or the Transfer Agent of any other shares of the Fund or any other BlackRock Fund owned by you, your spouse and/or your children under the age of twenty-one. These may include shares held in accounts held at a selected securities dealer, or another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — the Fund, its Transfer Agent, and/or your financial adviser or other financial intermediary may not be able to maintain this information. If you do not notify your financial adviser or other financial intermediary, or the BlackRock Funds, you may not receive the sales charge reduction to which you are otherwise entitled.

A sales charge waiver on a purchase of Investor A shares may also apply for:

•	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans
•	Persons investing through an authorized payroll deduction plan
•	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code
•	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund
•	Persons associated with a Fund, a Fund’s Distributors, a Fund’s investment adviser, sub-adviser or Transfer Agent, and their affiliates Persons participating in a fee-based program under which they pay advisory fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services
•	Employees of MetLife

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on request.

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If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front end sales charge and an annual 0.25% account maintenance fee, while Institutional shares are not. The Distributors normally pay the annual Investor A or Investor A1 account maintenance fee to dealers as a service fee on a monthly basis.

If you redeem any class of shares (other than Class R) and, within 60 days, buy new Investor A shares of the same Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds and you may only exercise this privilege once in any twelve month period. To exercise the privilege, contact your financial adviser, selected securities dealer, or other financial intermediary or notify the Fund’s Transfer Agent in writing at the address listed on the inside back cover of this Prospectus.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares, you do not pay an initial sales charge at the time of purchase. Investor B and Investor C1 shares of the High Income Fund and Investor B1, Investor C1 and Investor C2 shares of the Bond Fund are available for purchase only through reinvestment of dividends and capital gains for current holders of such shares and for purchase by certain qualified employee benefit plans that currently hold such shares. Investor B shares of the Bond Fund are available for purchase by certain qualified employee benefit plans that currently hold such shares. If you are a current shareholder of Investor B, Investor B1, Investor C1 or Investor C2 shares, you may exchange your Investor B or Investor B1 shares for Investor B shares and your Investor C1 and Investor C2 shares for Investor C shares of another BlackRock Fund. The deferred sales charge that would have applied to a redemption of your original shares will also apply to a redemption of the shares you acquire in the exchange.

No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

If you redeem your Investor B shares within six years, your Investor B1 shares within 3 years, or your Investor C, Investor C1 or Investor C2 shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay ongoing combined distribution and account maintenance fees as follows:

	Investor B	Investor B1	Investor C	Investor C1	Investor C2

High Income Fund	0.75%	NA	1.00%	0.80%	NA

Bond Fund	0.75%	0.50%	1.00%	0.80%	0.50%

Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Each Distributor uses the money that it receives from the deferred sales charges and the distribution

36

fees to cover the costs of marketing, advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

Each Distributor currently pays dealers a sales concession of 4.00% (for Investor B shares) or 1.00% (for Investor B1 shares) of the purchase price from its own resources at the time of sale. Each Distributor also normally pays the annual Investor B or Investor B1 account maintenance fee to dealers as a service fee on a monthly basis. Each Distributor normally retains the Investor B and Investor B1 shares distribution fee.

Each Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C, Investor C1 and Investor C2 shares from its own resources at the time of sale. Each Distributor pays the annual Investor C, Investor C1 and Investor C2 account maintenance fee as a service fee and the annual Investor C, Investor C1 and Investor C2 distribution fee as an ongoing concession to dealers on a monthly basis for Investor C, Investor C1 and Investor C2 shares held for over a year and normally retains the Investor C, Investor C1 and Investor C2 distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, a Distributor will pay the full Investor C, Investor C1 or Investor C2 shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B and Investor B1 Shares

If you redeem Investor B shares of either Fund within six years (or within three years for Investor B1 shares) after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

	Investor B	Investor B1*
Years Since Purchase	Sales Charge**

0 – 1	4.00%	1.00%

1 – 2	4.00%	0.50%

2 – 3	3.00%	0.25%

3 – 4	3.00%	0.00%

4 – 5	2.00%	0.00%

5 – 6	1.00%	0.00%

6 and thereafter	1.00%	0.00%

*	Bond Fund only.
**	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. For Investor B shares acquired before December 1, 2002, the four-year deferred sales charge schedule in effect at that time will apply. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

Your Investor B or Investor B1 shares convert automatically into Investor A or Investor A1 shares, respectively, approximately ten years after purchase. Any Investor B or Investor B1 shares received through reinvestment of dividends paid on converting shares will also convert pro

37

rata based on the amount of shares being converted. Investor A and Investor A1 shares are subject to lower annual expenses than Investor B or Investor B1 shares. The conversion of Investor B or Investor B1 shares to Investor A or Investor A1 shares, respectively, is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Investor B shares of different BlackRock Funds. For example, Investor B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B or Investor B1 shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B or Investor B1 shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C, Investor C1 and Investor C2 Shares

If you redeem Investor C, Investor C1 or Investor C2 shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends.

Investor C, Investor C1 and Investor C2 shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares may be reduced or waived in certain circumstances, such as:

•	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans
•	Exchanges pursuant to the exchange privilege
•	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2
•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006
•	Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate

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•	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)
•	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares
•	Involuntary redemptions made of shares in accounts with low balances
•	Certain redemptions made through the systematic withdrawal plan offered by a Fund, the Investment Adviser or an affiliate
•	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

Class R Shares (Bond Fund only)

Class R shares are available only to certain retirement plans. If you buy Class R shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R shares do not offer a conversion privilege.

Each Distributor currently pays the annual Class R shares distribution fee and the annual Class R shares account maintenance fee as an ongoing concession and as a service fee, respectively, to dealers on a monthly basis.

Redemption Fee (High Income Fund only)

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of High Income Fund shares made within 30 days of purchase. The redemption fee is paid to the High Income Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the High Income Fund. The redemption fee is imposed to the extent that the number of High Income Fund shares redeemed within 30 days exceeds the number of High Income Fund shares that have been held for more than 30 days. For redemptions of High Income Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the High Income Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

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•	Redemptions resulting from death or disability
•	Redemptions through a Systematic Withdrawal Plan or Systematic Exchange Plan
•	Redemptions of shares purchased through an Automatic Investment Plan prior to October 2, 2006
•	Redemptions of shares acquired through dividend reinvestment
•	Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended, or plans administered as college savings plans under Section 529 of the Internal Revenue Code
•	Redemptions of shares held through advisory asset allocation or fee-based programs that a Distributor determines are not designed to facilitate short-term trading
•	Redemptions by shareholders executing rollovers of current investments in a Fund through qualified employee benefit plans
•	Redemptions by certain other accounts in the absolute discretion of the Funds when a shareholder can demonstrate hardship

How to Buy, Sell, Transfer and Exchange Shares

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer or exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. The involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

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If You Want To	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The Fund will not accept a purchase order of $500,000 or more for Investor C shares. Your registered representative may set a lower maximum for Investor C share purchases.

The minimum initial investment for Investor A, Investor C and Class R shares of a Fund is $1,000 for all accounts except:
•  $250 for certain fee-based programs
•  $100 for retirement plans

The minimum initial investment for Institutional shares of a Fund is:
•  $2 million for institutions and individuals
•  $250,000 for registered investment advisers

(The minimums for initial investments may be waived under certain circumstances.)

Investor B, Investor B1, Investor C1 and Investor C2 shares are not generally available for purchase.

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed by the close of business on the New York Stock Exchange (generally 4:00 pm Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Investment Adviser, generally charges a processing fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call (800) 441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends and capital gains distributions are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charges.

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If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a processing fee of $5.35.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A signature guarantee will generally be required, but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if certain other conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional and Class R shares. Call (800) 441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer. Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU or Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

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If You Want To	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plans	To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Fund dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A Shares of a BlackRock Fund at the same time you redeem shares through the SWP, you may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	Investor A, Investor B, Investor C and Institutional shares of each Fund are generally exchangeable for shares of the same class of another BlackRock Fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund. With respect to High Income Fund, if you held the exchanged shares for 30 days or less you may also be charged a redemption fee.

If you own Investor A1 shares and wish to exchange into another fund, you will receive Investor A shares of the second fund. If you own Investor B1 shares and wish to exchange into another fund, you will receive Investor B shares of the second fund. If you own Investor C1 or Investor C2 Shares and wish to exchange into another fund, you will receive Investor C shares of the second fund.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. If you exchange Investor A or Investor A1 shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares for shares of a fund with a different deferred sales charge schedule, the schedule that applies to your original shares will apply to the shares you receive in the exchange. The time you hold Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Investor A, Investor A1 or Institutional shares for shares of BlackRock Summit Cash Reserves Fund, you will receive Investor A shares of BlackRock Summit Cash Reserves Fund. Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares of a Fund will be exchanged for Investor B shares of BlackRock Summit Cash Reserves Fund.

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If You Want To	Your Choices	Information Important for You to Know

Exchange Your Shares (continued)	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You may systematically exchange monies from one fund to up to four other funds. You must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements.

To exercise the exchange privilege contact your financial adviser, selected securities dealer or other financial intermediary or call the Transfer Agent at (800) 441-7762.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

EZ Trader Account	Allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan	Automatically invests your distributions into another fund of your choice pursuant to your instructions, without any fees or sales charges.	Please call the Fund at (800) 441-7762 for details.

Internet Transactions	Make on-line transactions and view account balances and activity	You may redeem or exchange your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund limits Internet purchases and redemptions in shares of either Fund to $25,000 per trade.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

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Short-Term Trading

The Funds reserve the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short term or excessive trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Corporation, on behalf of each Fund, has adopted certain policies and procedures, which have been reviewed and approved by the Corporation’s Board of Directors, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of a Fund for shares of another fund advised by the Investment Adviser or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. The High Income Fund also generally charges a 2.00% redemption fee on redemptions made within 30 days of the purchase or exchange of shares of that Fund. Each Fund will reject purchase orders from investors who have previously purchased and sold shares of the Fund within a fifteen day period. In addition, each Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management in its discretion has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in a Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Fund’s Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributors in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Fund’s shares through such accounts.

The high yield securities in which the High Income Fund primarily invests may trade less frequently and in lower volumes than investment grade securities and are often subject to greater price volatility. For this reason, the High Income Fund is subject to the risk that certain investors may seek to market time the Fund to take advantage of the changes in the value of the Fund’s portfolio holdings that may occur between the time when the High Income Fund’s net asset value is calculated and the time the prices of the Fund’s holdings next change. For this reason, the High Income Fund may, at times, fair value its portfolio securities in order to deter such market timing. See “Your Account — How Shares are Priced.”

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Each Fund applies these policies to all shareholders (except that there are certain conditions under which the High Income Fund’s redemption fee will not be assessed — See “Your Account — Pricing of Shares — Redemption Fee”). However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to a Fund and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How Shares Are Priced

IMPORTANT DEFINITIONS
Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

When you buy shares, you pay the net asset value plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, a Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses, and Investor A and Investor A1 shares will have a higher net asset value than Investor B, Investor B1, Investor C, Investor C1, Investor C2 or Class R shares, and Class R shares will have a higher net asset value than Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares. Also dividends paid on Investor A, Investor A1, Institutional and Class R shares will generally be

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higher than dividends paid on Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares because Investor A, Investor A1, Institutional and Class R shares have lower expenses.

The high yield securities in which the High Income Fund primarily invests often trade less often and in lower volumes than investment grade securities and are often subject to greater price volatility. For this reason, the High Income Fund may need to fair value such securities from time to time.

Each Fund may invest a portion of its assets in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain other fixed-income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of a Fund’s net asset value. If market quotations are not readily available or, in the Investment Adviser’s judgment, do not accurately reflect fair value for a foreign security or if a security’s value has been materially affected by events occurring after the close of the Exchange or the market in which the security is principally traded, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Each Fund generally values fixed-income portfolio securities using market prices provided by an independent pricing service approved by the Fund’s Board of Directors. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a fixed-income security, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by the Fund’s independent pricing service using a matrix pricing system or other pricing methodologies approved by the Directors or by the Valuation Committee after consideration of the material factors that may affect the value of a particular security.

Fair value determinations by the Investment Adviser that affect a Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Fund. Those may include events affecting specific

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issuers (for example, a company announcement or corporate action) or events affecting securities markets generally (for example, market volatility or a natural disaster).

If, after the close of the principal market on which a security held by a Fund is traded and before the time as of which the Fund’s net asset value is calculated that day, a significant event has occurred that the Investment Adviser determines in the exercise of its judgment will cause a change in the value of that security from the closing price of the security on the principal market on which it is traded, the Investment Adviser will use its best judgment to determine a fair value for that security. The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors to take those factors into account.

The Fund’s use of fair value pricing is designed to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Participation in Fee-based Programs

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or selected securities dealers or other financial intermediaries that have agreements with the Distributors, you may be able to buy Institutional shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated, or the program can be terminated and the shares held in an

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account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges. Additional purchases of Institutional shares by Institutional shareholders are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

Dividends and Taxes

IMPORTANT DEFINITIONS
Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“BUYING A DIVIDEND”
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. Dividends may be reinvested automatically in shares of each Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income and long term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent that a Fund’s distributions are derived from income on debt securities, and short-term capital gain, such distributions will generally not be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by a Fund as either interest related dividends or short term gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

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Dividends and interest received by each Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

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Management of the Funds

BlackRock Advisors, LLC

BlackRock Advisors, LLC (“BlackRock Advisors”), the Fund’s Investment Adviser, manages each Fund’s investments and its business operations subject to the oversight of the Corporation’s Board of Directors. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe.

The Investment Adviser has the responsibility for making all investment decisions for the Funds. The Investment Adviser has a sub-advisory agreement with BlackRock Financial Management, Inc. (the “Sub-Adviser”), an affiliate, under which the Investment Adviser with respect to each Fund pays the Sub-Adviser for services it provides a fee equal to 59% of the advisory fee received by the Investment Adviser. The Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio.

The Fund pays the Investment Adviser fees at annual rates that decrease as the total net assets of the two advised Funds that are series of either the Fund or the Trust (including the Master Portfolio), as applicable, increase above certain levels. The fee rates are applied to the average daily net assets of each applicable Fund, with the reduced rates applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the two combined Funds exceeds $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). These annual fee rates range from 0.55% to 0.40% for the High Income Fund and from 0.50% to 0.35% for the Bond Fund. The annual rates range from 0.20% to 0.05% for the Master Portfolio.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Fund’s investment adviser and was compensated according to the same fee rates. For the fiscal year ended September 30, 2005, FAM received from each Fund fees at the annual rates, based on the average daily net assets of the relevant Fund set forth below.

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Advisory Fee Rate Paid For Fiscal Year Ended September 30, 2005

High Income Fund	0.42%

Bond Fund (net of waiver)	0.37%

For the fiscal year ended September 30, 2005, FAM received a fee from the Master Portfolio at the annual rate of 0.07% of the Master Portfolio’s average daily net assets. FAM has contractually agreed to waive the Bond Fund’s investment advisory fee in the amount of the Bond Fund’s share of the investment advisory fee paid by the Master Portfolio.

A discussion of the basis of the Board of Directors’ approval of the Funds’ investment advisory and sub-advisory agreements, will be included in the Funds’ semi-annual shareholder report for the fiscal year ended September 30, 2006.

The High Income Fund is managed by Scott Amero and Jeffrey Gary. Messrs. Amero and Gary have been the Fund’s portfolio managers since 2006. Scott Amero is a Managing Director of and portfolio manager with BlackRock and co-head of BlackRock’s fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990. Jeffrey Gary is a Managing Director of and portfolio manager with BlackRock, is head of BlackRock’s high yield team and a member of the Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group. At the time of his departure, AIG managed approximately $12 billion in separate account, proprietary, mutual fund, and CBO high yield portfolios.

The Bond Fund is managed by a team of investment professionals comprised of Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips. This team has managed the Fund’s portfolio since 2006. The Bond Fund is managed using a team approach. Messrs. Anderson, Amero, Marra and Phillips are senior members of BlackRock’s taxable fixed-income management team. Mr. Amero’s experience is outlined above. Keith Anderson is a Vice Chairman and member of the Executive and Management Committees of BlackRock. Mr. Anderson is BlackRock’s Chief Investment Officer for Fixed Income. Mr. Anderson is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Anderson was a founding member of BlackRock and has been with BlackRock since 1988.

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Mr. Anderson is a member of the Treasury Borrowing Advisory Committee, which meets quarterly in Washington, DC with the Secretary and Staff of the US Treasury to advise on the financing and management of the Federal debt. Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group. Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Phillips’primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. is a registered investment adviser organized in 1994. The Investment Adviser and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

From time to time, a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage a Fund and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. The Investment Adviser and its affiliates (including, for these purposes, the Investment Adviser, Merrill Lynch & Co., Inc., BlackRock Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and

53

employees (collectively, the “Affiliates”)), are involved with a broad spectrum of financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in the Investment Adviser or an Affiliate having positions that are adverse to those of the Fund. Neither the Investment Adviser nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, the Investment Adviser or an Affiliate may compete with a Fund for appropriate investment opportunities. In addition, a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. The Funds may also make brokerage and other payments to an Affiliate in connection with a Fund’s portfolio investment transactions.

Under a securities lending program approved by the Corporation’s Board of Directors, the Corporation, on behalf of the Funds, has retained an Affiliate of the Investment Adviser to serve as the securities lending agent for the Funds to the extent that a Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Corporation may lend a Fund’s portfolio securities under the securities lending program.

The activities of the Investment Adviser and its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. The Investment Adviser has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

Master/Feeder Structure

The Bond Fund is a “feeder” fund that invests all of its assets in the Master Portfolio of the Trust. Investors in the Bond Fund will acquire an indirect interest in the Master Portfolio.

The Master Portfolio may accept investments from other feeder funds, and all the feeders of the Master Portfolio bear the Master Portfolio’s expenses in proportion to their assets. This structure may enable the Bond Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Master Portfolio from different feeders may offset each other and produce a lower net cash flow.

54

However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Master Portfolio on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the Master Portfolio. Information about other feeders is available by calling 1-800-441-7762.

Whenever the Master Portfolio holds a vote of its feeder funds, the Bond Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Bond Fund over the operations of the Master Portfolio. The Bond Fund may withdraw from the Master Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Bond Fund’s assets directly.

55

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Investor C shares of the High Income Fund and Investor A1, Investor B1, Investor C and Investor C2 shares of the Bond Fund have not yet commenced operations; therefore, financial performance information is not provided for such shares. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information for each period with the exception of the six months ended March 31, 2006 has been audited by Deloitte &Touche LLP, whose reports, along with each Fund’s financial statements, are included in each respective Fund’s Annual Report, which are available upon request.

	High Income Fund
	Investor A
	For the Six Months Ended March 31, 2006 (unaudited)		For the Year Ended September 30,
			2005	2004	2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$ 5.05		$ 5.15	$ 4.92	$ 4.05	$ 4.74	$ 6.04

Investment income — net	.18	†	.39 †	.36 †	.38 †	.46	.61

Realized and unrealized gain (loss) — net	.08	**	(.09 )**	.23 **	.89	(.69)	(1.30)

Total from investment operations	.26		.30	.59	1.27	(.23)	(.69)

Less dividends from investment income — net	(.18)		(.40)	(.36)	(.40)	(.46)	(.61)

Net asset value, end of period	$ 5.13		$ 5.05	$ 5.15	$ 4.92	$ 4.05	$ 4.74

Total Investment Return:*

Based on net asset value per share	5.33	%##	5.99%	12.35%††	32.13%	(5.60)%	(12.10)%

Ratios to Average Net Assets:

Expenses	.88	%#	.85%	.89%	.86%	.86%	.86%

Investment income — net	7.24	%#	7.58%	7.09%	8.39%	9.93%	11.23%

Supplemental Data:

Net assets, end of period (in thousands)	$ 514,598		$ 488,006	$ 471,585	$ 411,467	$ 274,069	$ 268,633

Portfolio turnover	38.47%		67.06%	102.54%	106.52%	46.18%	23.24%

*	Total investment returns exclude the effects of sales charges.
**	Includes redemption fee, which is less than $.01 per share.
†	Based on average shares outstanding.
††	Fund Asset Management, L.P. (an affiliate), reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.
#	Annualized.
##	Aggregate total investment return.

56

FINANCIAL HIGHLIGHTS (continued)

	High Income Fund
	Investor B
	For the Six Months Ended March 31, 2006 (unaudited)		For the Year Ended September 30,
			2005	2004	2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$ 5.05		$ 5.15	$ 4.92	$ 4.05	$ 4.74	$ 6.04

Investment income — net	.17	†	.36 †	.34 †	.36 †	.43	.58

Realized and unrealized gain (loss) — net	.08	**	(.08 )**	.23 **	.88	(.69)	(1.30)

Total from investment operations	.25		.28	.57	1.24	(.26)	(.72)

Less dividends from investment income — net	(.17)		(.38)	(.34)	(.37)	(.43)	(.58)

Net asset value, end of period	$ 5.13		$ 5.05	$ 5.15	$ 4.92	$ 4.05	$ 4.74

Total Investment Return:*

Based on net asset value per share	5.06	%##	5.44%	11.77%††	31.45%	(6.09)%	(12.56)%

Ratios to Average Net Assets:

Expenses	1.41	%#	1.37%	1.40%	1.39%	1.39%	1.37%

Investment income — net	6.75	%#	6.99%	6.57%	8.00%	9.52%	10.78%

Supplemental Data:

Net assets, end of period (in thousands)	$ 349,737		$ 428,812	$ 648,270	$ 852,371	$ 894,051	$ 1,387,523

Portfolio turnover	38.47%		67.06%	102.54%	106.52%	46.18%	23.24%

*	Total investment returns exclude the effects of sales charges.
**	Includes redemption fee, which is less than $.01 per share.
†	Based on average shares outstanding.
††	Fund Asset Management, L.P. (an affiliate), reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.
#	Annualized.
##	Aggregate total investment return.

57

FINANCIAL HIGHLIGHTS (continued)

	High Income Fund
	Investor C1
	For the Six Months Ended March 31, 2006 (unaudited)		For the Year Ended September 30,
			2005	2004	2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$ 5.05		$ 5.15	$ 4.92	$ 4.05	$ 4.74	$ 6.04

Investment income — net	.17	†	.36 †	.33 †	.35 †	.43	.58

Realized and unrealized gain (loss) — net	.09	**	(.09 )**	.23 **	.89	(.69)	(1.30)

Total from investment operations	.26		.27	.56	1.24	(.26)	(.72)

Less dividends from investment income—net	(.18)		(.37)	(.33)	(.37)	(.43)	(.58)

Net asset value, end of period	$ 5.13		$ 5.05	$ 5.15	$ 4.92	$ 4.05	$ 4.74

Total Investment Return:*

Based on net asset value per share	5.02	%##	5.38%	11.72%††	31.38%	(6.14)%	(12.60)%

Ratios to Average Net Assets:

Expenses	1.47	%#	1.43%	1.46%	1.44%	1.44%	1.43%

Investment income — net	6.64	%#	7.00%	6.53%	7.88%	9.37%	10.69%

Supplemental Data:

Net assets, end of period (in thousands)	$ 251,372		$ 220,443	$ 191,203	$ 177,568	$ 147,198	$ 177,236

Portfolio turnover	38.47%		67.06%	102.54%	106.52%	46.18%	23.24%

*	Total investment returns exclude the effects of sales charges.
**	Includes redemption fee, which is less than $.01 per share.
†	Based on average shares outstanding.
††	Fund Asset Management, L.P. (an affiliate), reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.
#	Annualized.
##	Aggregate total investment return.

58

FINANCIAL HIGHLIGHTS (continued)

	High Income Fund
	Institutional
	For the Six Months Ended March 31, 2006 (unaudited)		For the Year Ended September 30,
			2005	2004	2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$ 5.04		$ 5.15	$ 4.92	$ 4.05	$ 4.73	$ 6.03

Investment income — net	.19	†	.40 †	.37 †	.39 †	.47	.62

Realized and unrealized gain (loss) — net	.08	**	(.09 )**	.24 **	.89	(.68)	(1.30)

Total from investment operations	.27		.31	.61	1.28	(.21)	(.68)

Less dividends from investment income—net	(.19)		(.42)	(.38)	(.41)	(.47)	(.62)

Net asset value, end of period	$ 5.12		$ 5.04	$ 5.15	$ 4.92	$ 4.05	$ 4.73

Total Investment Return:*

Based on net asset value per share	5.46	%##	6.05%	12.63%††	32.42%	(5.16)%	(11.92)%

Ratios to Average Net Assets:

Expenses	.63	%#	.60%	.64%	.61%	.62%	.61%

Investment income — net	7.50	%#	7.75%	7.33%	8.69%	10.21%	11.52%

Supplemental Data:

Net assets, end of period (in thousands)	$ 332,125		$ 341,122	$ 539,484	$ 471,771	$ 377,623	$ 438,383

Portfolio turnover	38.47%		67.06%	102.54%	106.52%	46.18%	23.24%

*	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charge.
**	Includes redemption fee, which is less than $.01 per share.
†	Based on average shares outstanding.
††	Fund Asset Management, L.P. (an affiliate), reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.
#	Annualized.
##	Aggregate total investment return.

59

FINANCIAL HIGHLIGHTS (continued)
	Bond Fund
	Investor A
	For the Six Months Ended March 31, 2006 (unaudited)		For the Year Ended September 30,
			2005		2004#		2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$ 11.68		$ 11.83		$ 11.73		$ 11.52	$ 11.21	$ 10.68

Investment income — net	.23	†	.37	†	.34	†	.39 †	.50	.63

Realized and unrealized gain (loss) — net	(.25)		(.08)		.07		.23	.31	.53

Total from investment operations	(.02)		.29		.41		.62	.81	1.16

Less dividends from investment income — net	(.28)		(.44)		(.31)		(.41)	(.50)	(.63)

Net asset value, end of period	$ 11.38		$ 11.68		$ 11.83		$ 11.73	$ 11.52	$ 11.21

Total Investment Return:*

Based on net asset value per share	(.23	)%‡‡	2.46%		3.58%		5.51%	7.44%	11.16%

Ratios to Average Net Assets:

Expenses, net of waiver	.88	%‡††	.85	%††	.85	%††	.85%	.84%	.86%

Expenses	.94	%‡††	.92	%††	.89	%††	.85%	.84%	.86%

Investment income — net	3.99	%‡††	3.08	%††	2.65	%††	3.39%	4.43%	5.75%

Supplemental Data:

Net assets, end of period (in thousands)	$ 542,728		$ 563,606		$ 426,393		$ 484,030	$ 286,726	$ 201,269

Portfolio turnover	107.67	%†††	234.92	%†††	258.01	%†††	287.00%	281.67%	262.47%

#	On October 1, 2003, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure.
*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or investment income—net.
†††	Portfolio turnover for the Master Portfolio.
‡	Annualized.
‡‡	Aggregate total investment return.

60

FINANCIAL HIGHLIGHTS (continued)

	Bond Fund
	Investor B
	For the Six Months Ended March 31, 2006 (unaudited)		For the Year Ended September 30,
			2005		2004#		2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$ 11.67		$ 11.83		$ 11.73		$ 11.52	$ 11.21	$ 10.68

Investment income — net	.20	†	.30	†	.27	†	.34 †	.44	.57

Realized and unrealized gain (loss) — net	(.25)		(.11)		.08		.22	.31	.53

Total from investment operations	(.05)		.19		.35		.56	.75	1.10

Less dividends from investment income — net	(.25)		(.35)		(.25)		(.35)	(.44)	(.57)

Net asset value, end of period	$ 11.37		$ 11.67		$ 11.83		$ 11.73	$ 11.52	$ 11.21

Total Investment Return:*

Based on net asset value per share	(.49	)%‡‡	1.84%		3.04%		4.96%	6.89%	10.59%

Ratios to Average Net Assets:

Expenses, net of waiver	1.40	%‡††	1.37	%††	1.36	%††	1.36%	1.36%	1.38%

Expenses	1.47	%‡††	1.44	%††	1.47	%††	1.36%	1.36%	1.38%

Investment income — net	3.45	%‡††	2.54	%††	2.14	%††	2.94%	3.93%	5.25%

Supplemental Data:

Net assets, end of period (in thousands)	$ 273,464		$ 308,944		$ 344,585		$ 449,985	$ 487,746	$ 511,166

Portfolio turnover	107.67	%†††	234.92	%†††	258.01	%†††	287.00%	281.67%	262.47%

#	On October 1, 2003, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure.
*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or investment income—net.
†††	Portfolio turnover for the Master Portfolio.
‡	Annualized.
‡‡	Aggregate total investment return.

61

FINANCIAL HIGHLIGHTS (continued)

	Bond Fund
	Investor C1
	For the Six Months Ended March 31, 2006 (unaudited)		For the Year Ended September 30,
			2005		2004#		2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$ 11.68		$ 11.83		$ 11.73		$ 11.52	$ 11.21	$ 10.68

Investment income — net	.20	†	.30	†	.26	†	.33 †	.43	.57

Realized and unrealized gain (loss) — net	(.25)		(.08)		.09		.23	.31	.53

Total from investment operations	(.05)		.22		.35		.56	.74	1.10

Less dividends from investment income — net	(.25)		(.37)		(.25)		(.35)	(.43)	(.57)

Net asset value, end of period	$ 11.38		$ 11.68		$ 11.83		$ 11.73	$ 11.52	$ 11.21

Total Investment Return:*

Based on net asset value per share	(.51	)%‡‡	1.88%		2.99%		4.91%	6.83%	10.53%

Ratios to Average Net Assets:

Expenses, net of waiver	1.45	%‡††	1.42	%††	1.39	%††	1.42%	1.42%	1.44%

Expenses	1.52	%‡††	1.49	%††	1.39	%††	1.42%	1.42%	1.44%

Investment income — net	3.45	%‡††	2.52	%††	2.12	%††	2.86%	3.85%	5.16%

Supplemental Data:

Net assets, end of period (in thousands)	$ 398,263		$ 343,060		$ 188,416		$ 131,739	$ 110,065	$ 76,963

Portfolio turnover	107.67	%†††	234.92	%†††	258.01	%†††	287.00%	281.67%	262.47%

#	On October 1, 2003, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure.
*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or investment income—net.
†††	Portfolio turnover for the Master Portfolio.
‡	Annualized.
‡‡	Aggregate total investment return.

62

FINANCIAL HIGHLIGHTS (continued)

	Bond Fund
	Institutional
	For the Six Months Ended March 31, 2006 (unaudited)		For the Year Ended September 30,
			2005		2004#		2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$ 11.67		$ 11.83		$ 11.73		$ 11.52	$ 11.21	$ 10.68

Investment income — net	.24	†	.39	†	.37	†	.43 †	.53	.66

Realized and unrealized gain (loss) — net	(.24)		(.07)		.07		.22	.31	.53

Total from investment operations	.00		.32		.44		.65	.84	1.19

Less dividends from investment income — net	(.30)		(.48)		(.34)		(.44)	(.53)	(.66)

Net asset value, end of period	$ 11.37		$ 11.67		$ 11.83		$ 11.73	$ 11.52	$ 11.21

Total Investment Return:*

Based on net asset value per share	(.11	)%‡‡	2.63%		3.84%		5.77%	7.71%	11.44%

Ratios to Average Net Assets:

Expenses, net of waiver	.63	%‡††	.60	%††	.60	%††	.60%	.59%	.61%

Expenses	.69	%‡††	.67	%††	.68	%††	.60%	.59%	.61%

Investment income — net	4.24	%‡††	3.32	%††	2.90	%††	3.67%	4.68%	6.03%

Supplemental Data:

Net assets, end of period (in thousands)	$ 675,714		$ 690,854		$ 683,828		$ 823,981	$ 645,820	$ 519,815

Portfolio turnover	107.67	%†††	234.92	%†††	258.01	%†††	287.00%	281.67%	262.47%

#	On October 1, 2003, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure.
*	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charges.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or investment income—net.
†††	Portfolio turnover for the Master Portfolio.
‡	Annualized.
‡‡	Aggregate total investment return.

63

FINANCIAL HIGHLIGHTS (concluded)

	Bond Fund
	Class R
	For the Six Months Ended March 31, 2006 (unaudited)		For the Year Ended September 30,				For the Period January 3, 2003† to September 30, 2003
			2005		2004†††

Per Share Operating Performance:

Net asset value, beginning of period	$ 11.68		$ 11.84		$ 11.74		$ 11.49

Investment income — net††	.22		.34		.32		.21

Realized and unrealized gain (loss) — net	(.25)		(.08)		.07		.35

Total from investment operations	(.03)		.26		.39		.56

Less dividends from investment income — net	(.27)		(.42)		(.29)		(.31)

Net asset value, end of period	$ 11.38		$ 11.68		$ 11.84		$ 11.74

Total Investment Return:

Based on net asset value per share	(.35	)%‡	2.12%		3.39%		4.97	%‡

Ratios to Average Net Assets:

Expenses, net of waiver	1.13	%*‡‡	1.10	%‡‡	.78	%‡‡	1.11	%*

Expenses	1.19	%*‡‡	1.17	%‡‡	.78	%‡‡	1.11	%*

Investment income — net	3.80	%*‡‡	2.85	%‡‡	2.70	%‡‡	2.37	%*

Supplemental Data:

Net assets, end of period (in thousands)	$ 34,696		$ 27,460		$ 13,716		$ 46

Portfolio turnover	107.67	%‡‡‡	234.92	%‡‡‡	258.01	%‡‡‡	287.00%

*	Annualized.
†	Commencement of operations.
††	Based on average shares outstanding.
†††	On October 1, 2003, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure.
‡	Aggregate total investment return.
‡‡	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or investment income—net.
‡‡‡	Portfolio turnover for the Master Portfolio.

64

FUND
BlackRock Bond Fund, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
1-800-441-7762

INVESTMENT ADVISER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

TRANSFER AGENT
PFPC, Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

DISTRIBUTORS
BlackRock Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling ..1-800-441-7762

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at 1-800-441-7762.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may obtain a free copy at www.blackrock.com or by writing to the Fund at PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or by calling 1-800-441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information is also available on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE #811-02857

Code #10046-1006BR